Exhibit 10.3

INFINITE GROUP, INC.

 Incentive Stock Option Agreement

Date: July 18, 2017

WHEREAS, Infinite Group, Inc., a Delaware corporation (the “Company”), hereby desires to retain the services of Andrew Hoyen (the “Optionee”) as a member of the board (“Board”) of directors of the Company; and

WHEREAS, the Optionee desires to provide services to the Company as a member of the Board; and

WHEREAS, the Company and the Optionee desire that the Optionee be compensated for these services to the Company by the vesting of the options granted hereby.

NOW THEREFORE, the Company and the Optionee hereby agree as follows:

The Company pursuant to its 2009 Stock Option Plan (“the Plan”), hereby grants Andrew Hoyen (the “Optionee”) an incentive stock option to purchase a total of 100,000 shares of the Company’s Common Stock, par value $.001 per share, at the price of $.04 per share on the terms and conditions set forth herein and in the Plan. As used herein, the term “Company” includes any affiliates of the Company.

1.
Duration.

(a)
This option shall become effective on the date of grant and shall be exercisable as for 100,000 shares on July 18, 2017.

 (b) This option shall expire on July 17, 2022 (the “Termination Date”).

2.
Written Notice of Exercise.

This option may be exercised only by the delivery to the Secretary or Treasurer of the Company at its principal office within the time specified in Paragraph 1, of a written notice of exercise substantially in the form described in Paragraph 8.

3.
Anti-Dilution Provisions.

(a) If there is any stock dividend, stock split, or combination of shares of Common Stock of the Company, the number and amount of shares then subject to this option shall be proportionately and appropriately adjusted; no change shall be made in the aggregate purchase price to be paid for all shares subject to this option, but the aggregate purchase price shall be allocated among all shares subject to this option after giving effect to the adjustment.

(b)
If there is any other change in the Common Stock of the Company, including recapitalization, reorganization, sale of exchange of assets, exchange of shares, offering of subscription rights, or a merger or consolidation in which the Company is the surviving corporation, an adjustment, if any, shall be made in the shares then subject to this option as the Board of Directors may deem equitable. Failure of the Board of Directors to provide for an adjustment pursuant to this subparagraph prior to the effective date of any Company action referred to herein shall be conclusive evidence that no adjustment is required in consequence of such action.

(c)
If the Company is merged into or consolidated with any other corporation, or if it sells all or substantially all of its assets to any other corporation, then either (i) the Company shall cause provisions to be made for the continuance of this option after such event, or for the substitution for this option of an option covering the number and class of securities which the Optionee would have been entitled to receive in such merger or consolidation by virtue of such sale if the Optionee had been the holder of record of a number of shares of Common Stock of the Company equal to the number of shares covered by the unexercised portion of this option, or (ii) the Company shall give to the Optionee written notice of its election not to cause such provision to be made and this option shall become exercisable in full (or, at the election of the optionee, in part) at any time during a period of 20 days, to be designated by the Company, ending not more than 10 days prior to the effective date of the merger, consolidation or sale, in which case this option shall not be exercisable to any extent after the expiration of such 20 -day period. In no event, however, shall this option be exercisable after the Termination Date.

4.
Investment Representation; Legend on Certificates; Special Restriction on Resale.

The Optionee agrees that until such time as a registration statement under the Securities Act of 1933 becomes effective with respect to the option and/or the stock underlying the option, the Optionee is taking this option and will take the stock underlying the option, for investment and not for resale or distribution. The Company shall have the right to place upon the face of any stock certificate or certificates evidencing shares issuable upon the exercise of this option such legend as the Board of Directors may prescribe for the purpose of preventing disposition of such shares in violation of the Securities Act of 1933, as now or hereafter provided.

5.
Non-Transferability.

This option shall not be transferable by the Optionee other than by will or by laws of descent or distribution, and is exercisable during the lifetime of the Optionee only by the Optionee.

6.
Certain Rights Not Conferred by Option.

The Optionee shall not, by virtue of holding this option, be entitled to any rights of a stockholder in the Company.

7.
Expenses.

The Company shall pay all original issue and transfer taxes with respect to the issuance and transfer of shares of Common Stock of the Company pursuant hereto and all other fees and expenses necessarily incurred by the Company in connection therewith.

8.
Exercise of Options.

(a)
An option shall be exercisable by written notice of such exercise, in the form prescribed by the Board of Directors to the Secretary or Treasurer of the Company, at its principal office. The notice shall specify the number of shares for which the option is being exercised (which number, if less than all of the shares then subject to exercise, shall be at least 100,000 or a multiple thereof) and shall be accompanied by payment in full of the purchase price of such shares. No shares shall be delivered upon exercise of any option until all laws, rules and regulations, which the Board of Directors may deem applicable, have been complied with. If a registration statement under the Securities Act of 1933, as amended (the “Act”) is not then in effect with respect to the shares issuable upon such exercise, it shall be a condition precedent that the person exercising the option give to the Company a written representation and undertaking, satisfactory in form and substance to the Board of Directors, that he is acquiring the shares for his own account for investment and not with a view to the distribution thereof.

(b) The person exercising an option shall not be considered a record holder of the stock so purchased for any purpose until the date on which he is actually recorded as the holder of such stock in the records of the Company.

(b)
If the Optionee ceases to serve as an employee of the Company, he may, but only within thirty (30) days after the date he ceases to be an employee of the Company, exercise this option to the extent that he was entitled to exercise it as of the date of such termination. If the Optionee shall have been an employee of the Company at the time of his death or permanent disability, then this option shall be exercisable by his personal representative or him, as the case may be, for a period ending on the earlier of (i) one year from the date of the death or permanent disability or (ii) the date on which the option expires in accordance with its terms. Notwithstanding the provisions of this Section 8(c), in the event that the Employee’s employment is terminated “for cause,” as such term is defined and interpreted by the courts of the State of New York, the Employee’s right to exercise this Option shall expire on the date of his termination.

9.
Covenant not to Compete or Otherwise Injure the Company; Work Product.

The acceptance by the Optionee of this option shall constitute the acceptance of and agreement to all of the terms and conditions contained herein and in the Plan, and shall further constitute a covenant and agreement on the part of the Optionee to the effect that, without any additional compensation:

(a)
The Optionee shall, so long as he is affiliated with the Company, and for a period of 12 months after the termination of his affiliation with the Company, he will not engage in any competitive activities as herein defined:

(i)
Hiring, offering to hire, enticing away or in any other manner persuading or attempting to persuade any officer, employee or agent of the Company to discontinue his relationship with the Company without the written permission of the Company unless the Optionee clearly establishes that the relationship was initiated by the other party thereto;

(ii)
Directly or indirectly soliciting, diverting, taking away or attempting to solicit, divert, or take away any business of the Company of which the Optionee has any knowledge during the term of his employment, unless the Optionee clearly establishes that the relationship was initiated by the other party thereto. The term “business” shall mean actual or proposed contracts or arrangements for products or services of the Company and any reasonable extension or continuation of the business of the Company as constituted upon the termination of Optionee’s employment.

(b)
The Optionee shall not make or permit to be made, except in pursuance of his duties and for the sole use and account of the Company or its nominees, any copies, abstracts or summaries of any Company reports, papers, documents or programs, whether made by him or by others.

(c)
The Optionee shall keep confidential and not disclose to others, except as required by his service as an employee or by law, any matter or thing ascertained by him through his association with the Company, not otherwise publicly known, the disclosure of which might possibly be contrary to the best interest of any person, firm, or corporation doing business with the Company, or of the Company.

 10. Governing Plan.

This Agreement is subject to the terms and conditions of the Plan, a copy of which is available upon request from the Secretary of the Company.

INFINITE GROUP, INC.

By the Company: __/s/ James Villa___________
                    James Villa, President

Regarding: Option agreement dated July 18, 2017 for 100,000 shares of the Company’s Common Stock, par value $.001 per share, at the Exercise Price of $.04 per share, I accept the terms of this agreement.

___/s/ Andrew Hoyen_______________________
Andrew Hoyen, Optionee

Date: _____7/18/2017_______________________